UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2006

FIRST COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Its Charter)

CALIFORNIA	00-30747	33-0885320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6110 El Tordo
PO Box 2388
Rancho Santa Fe, California 92067
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code: (858) 756-3023

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 8.01.                                          Other Events

On February 8, 2006, the Board of Directors of First Community Bancorp approved certain amendments to the First Community Bancorp 2003 Stock Incentive Plan.  The First Community Bancorp 2003 Stock Incentive Plan, as amended and restated, dated February 8, 2006, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits

(c)                             Exhibits

Exhibit No.	Description

10.1	First Community Bancorp 2003 Stock Incentive Plan, as amended and restated, dated February 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANCORP

Date: February 10, 2006	By:	/s/ Jared M. Wolff
		Name:	Jared M. Wolff
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Community Bancorp 2003 Stock Incentive Plan, as amended and restated, dated February 8, 2006.